EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of AquaLiv Technologies, Inc. (the "Company") for the quarter ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William M. Wright, President, Chief Executive Officer and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that: (1) The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2012

                                                                              By: /s/ WILLIAM M. WRIGHT

                                                                             William M. Wright

                                                                             Title:  President and Principal Financial Officer